                               POWER OF ATTORNEY
                               -----------------


Know all men by these presents:


That I, Ira J. Kleinman, of Newark, New Jersey, Director of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, ARTHUR WOODS, and C. CHRISTOPHER SPRAGUE or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:


     The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

     The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 2000.
                                                     ----




                                             /s/ Ira J. Kleinman
                                             -------------------
                                             Ira J. Kleinman




State of New Jersey    )
                       ) SS
County of Essex        )


On this 30th day of November, 2000, before me personally appeared Ira J.
        ----                                                      ------
Kleinman known to me to be the person mentioned and described in and who
--------
executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: March 7, 2005





                                             /s/ Betty Lalla
                                             ----------------
                                             Notary Public

                               POWER OF ATTORNEY
                               -----------------


Know all men by these presents:


That I, Esther H. Milnes, of Newark, New Jersey, President and Director of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, ARTHUR WOODS, and C. CHRISTOPHER SPRAGUE or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:


     The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

     The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of November, 2000.
                                                     ----




                                             /s/ Esther H. Milnes
                                             --------------------





State of New Jersey    )
                       ) SS
County of Essex        )


On this 29th day of November, 2000, before me personally appeared Esther H.
        ----                                                      ---------
Milnes known to me to be the person mentioned and described in and who executed
------
the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: July 26, 2004





                                             /s/ Ann L. Wellbrock
                                             --------------------
                                             Notary Public

                               POWER OF ATTORNEY
                               -----------------


Know all men by these presents:


That I, I. EDWARD PRICE of Newark, New Jersey, Director of Pruco Life Insurance
        ---------------
Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, ARTHUR WOODS, AND C. CHRISTOPHER SPRAGUE or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:


     The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

     The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 2000.
                                                     ----




                                             /s/ I. Edward Price
                                             -------------------




State of New Jersey    )
                       ) SS
County of Essex        )


On this 30th day of November, 2000, before me personally appeared I. Edward
        ----                                                      ---------
Price known to me to be the person mentioned and described in and who executed
-----
the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: July 26, 2004





                                             /s/ Ann L. Wellbrock
                                             --------------------
                                             Notary Public

                               POWER OF ATTORNEY
                               -----------------


Know all men by these presents:


That I, David R. Odenath of Newark, New Jersey, Director of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, ARTHUR WOODS, and C. CHRISTOPHER SPRAGUE or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:


     The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

     The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 2000.
                                                     ----




                                             /s/ David R. Odenath
                                             --------------------





State of New Jersey    )
                       ) SS
County of Essex        )


On this 30th day of November, 2000, before me personally appeared David R.
        ----                                                      --------
Odenath known to me to be the person mentioned and described in and who executed
-------
the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: July 26, 2004





                                             /s/ Ann L. Wellbrock
                                             ---------------------
                                             Notary Public

                               POWER OF ATTORNEY
                               -----------------


Know all men by these presents:


That I, William J. Eckert, IV of Newark, New Jersey, Vice President and Chief Accounting Officer of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, ARTHUR WOODS, and C. CHRISTOPHER SPRAGUE or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:


     The Pruco Life of New Jersey Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Single Premium Variable Life Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

     The Pruco Life of New Jersey Flexible Premium Variable Annuity Account and flexible premium variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 3/rd/ day of December, 2000
                                                     -----




                                             /s/ William J. Eckert, IV
                                             -------------------------
                                             William J. Eckert, IV



State of New Jersey    )
                       ) SS
County of Essex        )


On this 3/rd/ day of December, 2000, before me personally appeared William J.
        -----
Eckert, IV known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: July 26, 2004






                                             /s/ Ann L. Wellbrock
                                             ---------------------
                                             Notary Public